Exhibit 99.2

VEREIT

Quarterly Supplemental Information
First Quarter 2016

PETSMART
Walgreens
PHARMACY
THE HOME DEPOT
Walmart

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016

©2015 VEREIT, Inc.

Q1 2016 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
March 31, 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q1 2016 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2016, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. Certain balances have been reclassified to conform with the current period’s presentation. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2016, September 30, 2015, June 30, 2015, and March 31, 2015. Ovation Brands, Inc. filed for chapter 11 bankruptcy on March 7, 2016. As of March 31, 2016, the Company owned 59 properties leased to Ovation Brands Inc. or its subsidiaries, which have approximately 616,000 of aggregate square feet that is considered leased for purposes of calculating our Economic Occupancy, and $12.4 million of aggregate Annualized Rental Income for purposes of weighting our remaining lease term and tenant, industry and geographic concentrations.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2016 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q1 2016 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At March 31, 2016, approximately 42.1% of the Company's Annualized Rental Income was delivered from Investment-Grade Tenants, Economic Occupancy was 98.6% and the weighted-average lease term was 10.4 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q1 2016 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President and Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2016 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Consolidated Financial Results
Revenue	$369,020	$383,374	$384,954	$393,721	$393,968
Net (loss) income	$(116,080)	$(192,231)	$8,141	$(108,709)	$(30,693)
Normalized EBITDA	$288,607	$286,674	$301,772	$309,306	$315,161
Funds from operations (FFO)	$196,229	$4,623	$191,562	$193,951	$195,030
FFO per diluted share	$0.211	$0.005	$0.206	$0.209	$0.210
Adjusted funds from operations (AFFO)	$192,675	$183,157	$196,428	$202,338	$200,135
AFFO per diluted share	$0.207	$0.197	$0.211	$0.218	$0.215
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$—	$—

Real Estate Investments
Revenue	$337,787	$350,061	$357,408	$367,192	$366,474
Net (loss) income	$(115,534)	$(5,961)	$8,740	$(108,267)	$(30,607)
Normalized EBITDA	$282,243	$280,822	$294,743	$303,331	$306,323
FFO	$196,775	$190,893	$192,161	$194,393	$195,116
FFO per diluted share	$0.212	$0.205	$0.207	$0.209	$0.210
AFFO	$185,528	$187,339	$191,419	$195,370	$195,073
AFFO per diluted share	$0.199	$0.202	$0.206	$0.210	$0.210
Properties owned	4,378	4,435	4,572	4,645	4,647
Rentable square feet (in thousands)	99,015	99,578	100,950	101,836	102,133
Economic occupancy rate	98.6%	98.6%	98.3%	98.4%	98.4%
Weighted-average remaining lease term (years)	10.4	10.6	11.1	11.5	11.7
Investment-grade tenants (1)	42.1%	42.5%	43.5%	47.4%	47.0%

Cole Capital
Revenue	$31,233	$33,313	$27,546	$26,529	$27,494
Net (loss) income	$(546)	$(186,270)	$(599)	$(442)	$(86)
Normalized EBITDA	$6,364	$5,852	$7,029	$5,975	$8,838
FFO	$(546)	$(186,270)	$(599)	$(442)	$(86)
FFO per diluted share	$(0.001)	$(0.200)	$(0.001)	$—	$—
AFFO	$7,147	$(4,182)	$5,009	$6,968	$5,062
AFFO per diluted share	$0.008	$(0.004)	$0.005	$0.007	$0.005
Capital raised on behalf of Cole REITs, excluding DRIP	$144,620	$116,634	$66,603	$58,236	$29,784
Purchase price of property acquisitions on behalf of Cole REITs	$102,075	$236,398	$315,301	$214,694	$225,814
Gross Real Estate Investments (2)	$6,827,885	$6,740,911	$6,561,950	$6,286,402	$6,084,979
___________________________________

(1)	The weighted-average credit rating of our investment-grade tenants was A- as of March 31, 2016.

(2)	Cole Corporate Income Trust, Inc. ("CCIT") merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2016 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
Interest Coverage Ratio
Interest expense	$77,542		$80,349		$83,140		$88,422		$91,658
Normalized EBITDA	288,607		286,674		301,772		309,306		315,161
Interest Coverage Ratio	3.72x		3.57x		3.63x		3.50x		3.44x

Fixed Charge Coverage Ratio
Interest expense	$77,542		$80,349		$83,140		$88,422		$91,658
Secured debt principal amortization	8,449		5,834		6,089		8,520		10,999
Dividends attributable to preferred shares	17,973		17,972		17,974		17,973		17,973
Total fixed charges	103,964		104,155		107,203		114,915		120,630
Normalized EBITDA	288,607		286,674		301,772		309,306		315,161
Fixed Charge Coverage Ratio	2.78	x	2.75	x	2.81	x	2.69	x	2.61	x

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
Net Debt Ratios
Total Debt	$7,826,603		$8,083,345		$8,928,412		$9,401,839		$10,333,173
Less: cash and cash equivalents	104,450		69,103		171,659		121,651		788,739
Net Debt	7,722,153		8,014,242		8,756,753		9,280,188		9,544,434
Normalized EBITDA annualized	1,154,428		1,146,696		1,207,088		1,237,224		1,260,644
Net Debt to Normalized EBITDA annualized ratio	6.69	x	6.99	x	7.25	x	7.50	x	7.57	x

Net Debt	$7,722,153		$8,014,242		$8,756,753		$9,280,188		$9,544,434
Gross Real Estate Investments	16,247,476		16,694,977		17,392,001		17,725,642		17,904,710
Net Debt Leverage Ratio	47.5%		48.0%		50.3%		52.4%		53.3%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,612,483		$10,744,554		$11,085,546		$11,360,689		$11,187,797
Gross Real Estate Investments	16,247,476		16,694,977		17,392,001		17,725,642		17,904,710
Unencumbered Asset Ratio	65.3%		64.4%		63.7%		64.1%		62.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q1 2016 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	48.2%

Secured debt	17.5%

Corporate bonds	14.9%

Preferred equity	6.2%

Unsecured term loan	5.8%

Convertible notes	5.8%

Revolving credit facility	1.6%

Fixed vs. Variable Rate Debt

Fixed	80.4%
Swapped to Fixed	16.1%
Variable	3.5%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	March 31, 2016
Diluted shares outstanding			931,143
Stock price			$8.87
Implied Equity Market Capitalization			$8,259,238

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	4.9	5.09%	$2,967,303
Secured term loan	1.8	5.81%	29,300
Total secured debt	4.9	5.10%	$2,996,603

Unsecured term loan (swapped to fixed)	2.2	3.30%	$1,000,000
Revolving credit facility	2.2	2.26%	280,000
Total unsecured credit facility	2.2	3.07%	$1,280,000
3-year corporate bonds	0.9	2.00%	1,300,000
5-year corporate bonds	2.9	3.00%	750,000
5-year convertible notes	2.3	3.00%	597,500
7-year convertible notes	4.7	3.75%	402,500
10-year corporate bonds	7.9	4.60%	500,000
Total unsecured debt	2.8	2.98%	$4,830,000

Total Debt	3.6	3.79%	$7,826,603

Total Capitalization			$17,156,694
Less: Cash and cash equivalents			104,450
Enterprise Value			$17,052,244

Net Debt/Enterprise Value			45.3%
Net Debt/Normalized EBITDA Annualized			6.69	x
Net Debt + Preferred/Normalized EBITDA Annualized			7.62	x
Fixed Charge Coverage Ratio			2.78	x
Liquidity (3)			$2,124,450
___________________________________
(1)Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of March 31, 2016.
(2)Balance represents 42.8 million shares outstanding at March 31, 2016 multiplied by the liquidation preference of $25 per share.
(3)Liquidity represents cash and cash equivalents of $104.5 million and $2.0 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q1 2016 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$16.8 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,048 Properties	1,979 Properties

	Industrial & Distribution (1)	Office (1)
	172 Properties	166 Properties

$6.8 Billion

Assets Under Management

Open Funds
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● CCIT II(2) ● Income NAV(2)

Closed Funds
CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Excludes 13 properties that consist of billboards, construction in progress, land, and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q1 2016 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Real estate investments, at cost:
Land	$3,058,879	$3,120,653	$3,257,396	$3,351,303	$3,434,414
Buildings, fixtures and improvements	11,161,327	11,445,690	11,652,830	11,862,554	12,164,345
Intangible lease assets	2,145,734	2,218,378	2,313,369	2,339,273	2,386,904
Total real estate investments, at cost	16,365,940	16,784,721	17,223,595	17,553,130	17,985,663
Less: accumulated depreciation and amortization	1,865,674	1,778,597	1,595,667	1,401,843	1,238,320
Total real estate investments, net	14,500,266	15,006,124	15,627,928	16,151,287	16,747,343
Investment in unconsolidated entities	23,445	56,824	57,247	94,502	95,390
Investment in direct financing leases, net	45,611	46,312	49,244	49,801	54,822
Investment securities, at fair value	48,162	53,304	54,455	55,802	56,493
Loans held for investment, net	23,559	24,238	40,002	40,598	41,357
Cash and cash equivalents	104,450	69,103	171,659	121,651	788,739
Restricted cash	60,132	59,767	47,775	53,336	64,578
Intangible assets, net	43,327	50,779	127,835	135,340	142,851
Rent and tenant receivables and other assets, net	313,903	303,637	318,001	325,333	318,218
Goodwill	1,642,858	1,656,374	1,828,005	1,847,295	1,871,114
Due from affiliates	11,617	60,633	66,981	53,456	58,457
Assets held for sale	26,282	18,771	247,951	242,701	—
Total assets	$16,843,612	$17,405,866	$18,637,083	$19,171,102	$20,239,362

Liabilities and Equity
Mortgage notes payable and other debt, net	$3,029,666	$3,111,985	$3,187,960	$3,470,900	$3,642,378
Corporate bonds, net	2,537,699	2,536,333	2,534,977	2,533,628	2,532,348
Convertible debt, net	965,469	962,894	960,361	957,842	955,538
Credit facility	1,269,731	1,448,590	2,097,400	2,286,217	3,169,036
Below-market lease liabilities, net	245,093	251,692	264,232	298,102	304,754
Accounts payable and accrued expenses	118,970	151,877	164,204	168,877	160,129
Deferred rent, derivative and other liabilities	88,997	87,490	114,343	122,999	139,241
Distributions payable	143,973	140,816	137,647	9,938	9,959
Due to affiliates	—	230	241	268	547
Mortgage notes payable associated with assets held for sale	—	—	118,493	118,493	—
Total liabilities	8,399,598	8,691,907	9,579,858	9,967,264	10,913,930

Series F preferred stock	428	428	428	428	428
Common stock	9,048	9,049	9,050	9,051	9,051
Additional paid-in capital	11,932,859	11,931,768	11,928,184	11,924,547	11,919,358
Accumulated other comprehensive (loss) income	(11,345)	(2,025)	(9,806)	(1,928)	(4,136)
Accumulated deficit	(3,671,050)	(3,415,233)	(3,085,906)	(2,951,019)	(2,826,524)
Total stockholders' equity	8,259,940	8,523,987	8,841,950	8,981,079	9,098,177
Non-controlling interests	184,074	189,972	215,275	222,759	227,255
Total equity	8,444,014	8,713,959	9,057,225	9,203,838	9,325,432
Total liabilities and equity	$16,843,612	$17,405,866	$18,637,083	$19,171,102	$20,239,362

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2016 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues:
Rental income	$313,971	$322,079	$333,766	$341,183	$342,759
Direct financing lease income	569	623	659	697	741
Operating expense reimbursements	23,247	27,359	22,983	25,312	22,974
Cole Capital revenue	31,233	33,313	27,546	26,529	27,494
Total revenues	369,020	383,374	384,954	393,721	393,968
Operating expenses:
Cole Capital reallowed fees and commissions	8,068	6,558	3,896	3,710	2,031
Acquisition related	242	734	1,764	1,563	2,182
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
Property operating	34,813	35,308	31,950	32,598	30,999
General and administrative	29,400	49,160	32,842	33,958	33,106
Depreciation and amortization	204,308	202,415	208,542	217,513	219,141
Impairments	160,517	219,753	—	85,341	—
Total operating expenses	432,173	506,237	287,026	391,547	303,882
Operating (loss) income	(63,153)	(122,863)	97,928	2,174	90,086
Other (expense) income:
Interest expense	(80,426)	(82,591)	(89,530)	(90,572)	(95,699)
(Loss) gain on extinguishment and forgiveness of debt, net	—	(490)	—	—	5,302
Other income (expense), net	1,062	(3,814)	2,368	3,827	4,060
Reserve for loan loss	—	(15,300)	—	—	—
Equity in income and gain on disposition of unconsolidated entities	10,404	750	6,837	1,475	28
(Loss) gain on derivative instruments, net	(1,086)	677	(1,420)	311	(1,028)
Total other expenses, net	(70,046)	(100,768)	(81,745)	(84,959)	(87,337)
(Loss) income before taxes and real estate dispositions	(133,199)	(223,631)	16,183	(82,785)	2,749
Gain (loss) on disposition of real estate, net	17,175	(9,727)	(6,542)	(24,674)	(31,368)
(Loss) income before taxes	(116,024)	(233,358)	9,641	(107,459)	(28,619)
Benefit from (provision for) income taxes	(56)	41,127	(1,500)	(1,250)	(2,074)
Net (loss) income	(116,080)	(192,231)	8,141	(108,709)	(30,693)
Net loss (income) attributable to non-controlling interests	2,994	4,841	(612)	2,187	723
Net (loss) income attributable to the General Partner	$(113,086)	$(187,390)	$7,529	$(106,522)	$(29,970)

Basic and diluted net loss per share attributable to common stockholders	$(0.15)	$(0.23)	$(0.01)	$(0.14)	$(0.05)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2016 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net (loss) income	$(116,080)	$(192,231)	$8,141	$(108,709)	$(30,693)
Dividends on non-convertible preferred stock	(17,973)	(17,972)	(17,974)	(17,973)	(17,973)
Loss (gain) on disposition of real estate assets, including joint ventures, net	(27,373)	9,727	(187)	24,674	31,368
Depreciation and amortization of real estate assets	195,991	197,408	200,159	209,132	210,770
Impairment of real estate	160,517	6,414	—	85,341	—
Proportionate share of adjustments for unconsolidated entities	1,147	1,277	1,423	1,486	1,558
FFO attributable to common stockholders and limited partners	$196,229	$4,623	$191,562	$193,951	$195,030

Acquisition related expenses	242	734	1,764	1,563	2,182
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
Impairment of intangible assets	—	213,339	—	—	—
Reserve for loan loss	—	15,300	—	—	—
Legal settlements	—	—	—	—	(1,250)
(Gain) loss on investment securities	—	—	(4)	172	(233)
Loss (gain) on derivative instruments, net	1,086	(677)	1,420	(311)	1,028
Amortization of premiums and discounts on debt and investments, net	(4,426)	(5,107)	(4,920)	(5,298)	(3,858)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,299	1,152	1,064	1,007
Net direct financing lease adjustments	559	544	507	491	495
Amortization and write-off of deferred financing costs	7,307	7,321	11,320	7,428	7,929
Amortization of management contracts	7,451	3,373	7,510	7,510	7,510
Deferred tax benefit(1)	(1,457)	(38,695)	(5,701)	(3,874)	(3,972)
Loss (gain) on extinguishment and forgiveness of debt, net	—	490	—	—	(5,302)
Straight-line rent, net of bad debt expense related to straight-line rent	(13,045)	(17,589)	(21,705)	(23,997)	(19,107)
Equity-based compensation expense	1,730	4,311	4,016	5,355	818
Other amortization and non-cash charges	743	1,540	781	766	753
Proportionate share of adjustments for unconsolidated entities	135	42	694	654	682
AFFO attributable to common stockholders and limited partners	$192,675	$183,157	$196,428	$202,338	$200,135

Weighted-average shares outstanding - basic	903,825,726	903,638,159	903,461,323	903,339,143	902,996,270
Effect of dilutive securities (2)	26,354,148	25,729,149	25,995,886	26,348,273	26,157,663
Weighted-average shares outstanding - diluted (3)	930,179,874	929,367,308	929,457,209	929,687,416	929,153,933

FFO attributable to common stockholders and limited partners per diluted share	$0.211	$0.005	$0.206	$0.209	$0.210
AFFO attributable to common stockholders and limited partners per diluted share	$0.207	$0.197	$0.211	$0.218	$0.215
___________________________________

(1)	This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.

(2)	Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock and certain unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q1 2016 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net (loss) income	$(116,080)	$(192,231)	$8,141	$(108,709)	$(30,693)
Adjustments:
Interest expense, net	80,426	82,591	89,530	90,572	95,699
Depreciation and amortization	204,308	202,415	208,542	217,513	219,141
(Benefit from) provision for income taxes	56	(41,127)	1,500	1,250	2,074
Proportionate share of adjustments for unconsolidated entities	1,822	1,978	2,554	2,415	2,661
EBITDA	$170,532	$53,626	$310,267	$203,041	$288,882
Loss (gain) on disposition of real estate assets, including joint ventures, net	(27,373)	9,727	(187)	24,674	31,368
Impairments	160,517	219,753	—	85,341	—
Reserve for loan loss	—	15,300	—	—	—
Acquisition related expenses	242	734	1,764	1,563	2,182
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
(Gain) loss on investment securities	—	—	(4)	172	(233)
Loss (gain) on derivative instruments, net	1,086	(677)	1,420	(311)	1,028
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,299	1,152	1,064	1,007
Loss (gain) on extinguishment and forgiveness of debt, net	—	490	—	—	(5,302)
Net direct financing lease adjustments	559	544	507	491	495
Straight-line rent, net of bad debt expense related to straight-line rent	(13,045)	(17,589)	(21,705)	(23,997)	(19,107)
Legal settlements	—	—	—	—	(1,250)
Program development costs write-off	—	11,295	—	—	—
Other amortization and non-cash charges	(126)	(122)	(82)	(125)	(78)
Proportionate share of adjustments for unconsolidated entities	94	(15)	608	529	(254)
Normalized EBITDA	$288,607	$286,674	$301,772	$309,306	$315,161

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

Walmart
Pizza Hut
express
TACO BELL
FedEx
FedEx
Freight
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
PETSMART
maurices
T·J·maxx

VEREIT

Quarterly Supplemental Information
First Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q1 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues:
Rental income	$313,971	$322,079	$333,766	$341,183	$342,759
Direct financing lease income	569	623	659	697	741
Operating expense reimbursements	23,247	27,359	22,983	25,312	22,974
Total real estate investment revenues	337,787	350,061	357,408	367,192	366,474
Operating expenses:
Acquisition related	217	673	1,690	1,563	1,723
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
Property operating	34,813	35,308	31,950	32,598	30,999
General and administrative	12,228	16,646	15,848	16,827	15,370
Depreciation and amortization	195,991	197,409	200,158	209,122	210,788
Impairment of real estate	160,517	6,414	—	85,341	—
Total operating expenses	398,591	248,759	257,678	362,315	275,303
Operating income (loss)	(60,804)	101,302	99,730	4,877	91,171
Other (expense) income:
Interest expense, net	(80,426)	(82,591)	(89,530)	(90,572)	(95,699)
(Loss) gain on extinguishment and forgiveness of debt, net	—	(490)	—	—	5,302
Other income, net	568	(4,224)	1,903	3,435	2,841
Reserve for loan loss	—	(15,300)	—	—	—
Equity in income and gain on disposition of unconsolidated entities	10,404	750	6,837	1,475	28
(Loss) gain on derivative instruments, net	(1,086)	677	(1,420)	311	(1,028)
Total other expenses, net	(70,540)	(101,178)	(82,210)	(85,351)	(88,556)
Income (loss) before taxes and real estate dispositions	(131,344)	124	17,520	(80,474)	2,615
Gain (loss) on disposition of real estate, net	17,175	(9,727)	(6,542)	(24,674)	(31,368)
Income (loss) Income before taxes	(114,169)	(9,603)	10,978	(105,148)	(28,753)
(Provision for) benefit from income taxes	(1,365)	3,642	(2,238)	(3,119)	(1,854)
Net (loss) income	$(115,534)	$(5,961)	$8,740	$(108,267)	$(30,607)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q1 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net (loss) income	$(115,534)	$(5,961)	$8,740	$(108,267)	$(30,607)
Dividends on non-convertible preferred stock	(17,973)	(17,972)	(17,974)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(27,373)	9,727	(187)	24,674	31,368
Depreciation and amortization of real estate assets	195,991	197,408	200,159	209,132	210,770
Impairment of real estate	160,517	6,414	—	85,341	—
Proportionate share of adjustments for unconsolidated entities	1,147	1,277	1,423	1,486	1,558
FFO attributable to common stockholders and limited partners	$196,775	$190,893	$192,161	$194,393	$195,116

Acquisition related expenses	217	673	1,690	1,563	1,723
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
Reserve for loan loss	—	15,300	—	—	—
Legal settlements	—	—	—	—	(1,250)
(Gain) loss on investment securities	—	—	(4)	172	(233)
Loss (gain) on derivative instruments, net	1,086	(677)	1,420	(311)	1,028
Amortization of premiums and discounts on debt and investments, net	(4,426)	(5,107)	(4,920)	(5,298)	(3,858)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,299	1,152	1,064	1,007
Net direct financing lease adjustments	559	544	507	491	495
Amortization and write-off of deferred financing costs	7,307	7,321	11,320	7,428	7,929
Loss (gain) on extinguishment and forgiveness of debt, net	—	490	—	—	(5,302)
Straight-line rent, net of bad debt expense related to straight-line rent	(13,045)	(17,589)	(21,705)	(23,997)	(19,107)
Equity-based compensation expense	799	1,840	1,073	2,357	402
Other amortization and non-cash charges	—	1	(1)	(10)	18
Proportionate share of adjustments for unconsolidated entities	135	42	694	654	682
AFFO attributable to common stockholders and limited partners	$185,528	$187,339	$191,419	$195,370	$195,073

Weighted-average shares outstanding - basic	903,825,726	903,638,159	903,461,323	903,339,143	902,996,270
Effect of dilutive securities (1)	26,354,148	25,729,149	25,995,886	26,348,273	26,157,663
Weighted-average shares outstanding - diluted (2)	930,179,874	929,367,308	929,457,209	929,687,416	929,153,933

FFO attributable to common stockholders and limited partners per diluted share	$0.212	$0.205	$0.207	$0.209	$0.210
AFFO attributable to common stockholders and limited partners per diluted share	$0.199	$0.202	$0.206	$0.210	$0.210
___________________________________

(1)	Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock and certain unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q1 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net (loss) income	$(115,534)	$(5,961)	$8,740	$(108,267)	$(30,607)
Adjustments:
Interest expense	80,426	82,591	89,530	90,572	95,699
Depreciation and amortization	195,991	197,409	200,158	209,122	210,788
Provision for (benefit from) income taxes	1,365	(3,642)	2,238	3,119	1,854
Proportionate share of adjustments for unconsolidated entities	1,822	1,978	2,554	2,415	2,661
EBITDA	$164,070	$272,375	$303,220	$196,961	$280,395
Loss (gain) on disposition of real estate assets, including joint ventures, net	(27,373)	9,727	(187)	24,674	31,368
Impairment of real estate assets	160,517	6,414	—	85,341	—
Reserve for loan loss	—	15,300	—	—	—
Acquisition related expenses	217	673	1,690	1,563	1,723
Litigation and other non-routine costs, net of insurance recoveries	(5,175)	(7,691)	8,032	16,864	16,423
(Gain) loss on investment securities	—	—	(4)	172	(233)
Loss (gain) on derivative instruments, net	1,086	(677)	1,420	(311)	1,028
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,299	1,152	1,064	1,007
Loss (gain) on extinguishment and forgiveness of debt, net	—	490	—	—	(5,302)
Net direct financing lease adjustments	559	544	507	491	495
Straight-line rent, net of bad debt expense related to straight-line rent	(13,045)	(17,589)	(21,705)	(23,997)	(19,107)
Legal settlements	—	—	—	—	(1,250)
Other amortization and non-cash charges	(3)	(28)	10	(20)	30
Proportionate share of adjustments for unconsolidated entities	94	(15)	608	529	(254)
Normalized EBITDA	$282,243	$280,822	$294,743	$303,331	$306,323

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q1 2016 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Rental income - as reported(1)	313,971	$322,079	$333,766	$341,183	$342,759
Direct financing lease income - as reported	569	623	659	697	741
Operating expense reimbursements - as reported	23,247	27,359	22,983	25,312	22,974
Property operating expense - as reported	(34,813)	(35,308)	(31,950)	(32,598)	(30,999)
NOI	302,974	314,753	325,458	334,594	335,475
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(13,045)	(17,589)	(21,705)	(23,997)	(19,107)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,299	1,152	1,064	1,007
Net direct financing lease adjustments	559	544	507	491	495
Cash NOI	$291,784	$299,007	$305,412	$312,152	$317,870
___________________________________

(1)
Rental income includes percentage rent of $2.5 million, $1.8 million, $2.1 million, $2.1 million and $2.6 million for the three months ended March 31, 2016 , December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

Normalized Cash NOI

Three Months Ended
March 31, 2016
Cash NOI	$291,784
Adjustments for intra-quarter acquisitions, dispositions, and completed build-to-suit properties(1)	(1,596)
Normalized Cash NOI	$290,188
___________________________________

(1)
For properties acquired or build-to-suits completed during the three months ended March 31, 2016 , the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended March 31, 2016, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q1 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,319(1) properties, with 96.5 million aggregate square feet, acquired prior to January 1, 2015 and owned through March 31, 2016:

	Three Months Ended March 31,		Increase/(Decrease)
	2016	2015	$ Change	% Change
Contract Rental Revenue	$295,732	$294,166	$1,566	0.5%
Economic occupancy rate	98.7%	98.5%	NA	NA

		Contract Rental Revenue
	Number of	Three Months Ended March 31,		Increase/(Decrease)
	Properties	2016	2015	$ Change	% Change
Single-tenant retail	1,986	$101,813	$100,660	$1,153	1.1%
Anchored shopping centers	20	5,807	5,940	(133)	(2.2)%
Restaurant	1,976	71,359	71,704	(345)	(0.5)%
Industrial and Distribution	163	48,108	47,028	1,080	2.3%
Office	163	68,489	68,712	(223)	(0.3)%
Other(2)	11	156	122	34	27.9%
Total	4,319	$295,732	$294,166	$1,566	0.5%	(3)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to January 1, 2015.

(2)	Other properties includes billboards, land and parking lots.

(3)	Excluding the impact of Ovation Brands, same store contract rental revenue increased 1.0%, during the three months ended March 31, 2016, as compared to the same quarter in 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q1 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of March 31, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q1 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2016	2017	2018	2019	2020	Thereafter
Mortgage notes payable	$2,967,303	$198,991	$412,546	$211,026	$231,461	$284,197	$1,629,082
Unsecured credit facility	1,280,000	—	—	1,280,000	—	—	—
Corporate bonds	2,550,000	—	1,300,000	—	750,000	—	500,000
Convertible notes	1,000,000	—	—	597,500	—	402,500	—
Secured term loan	29,300	8,353	7,680	13,267	—	—	—
Total	$7,826,603	$207,344	$1,720,226	$2,101,793	$981,461	$686,697	$2,129,082

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	37.9%	5.09%	4.9
Unsecured credit facility	16.4%	3.07%	2.2
Corporate bonds	32.6%	2.80%	2.8
Convertible notes	12.8%	3.30%	3.3
Secured term loan	0.4%	5.81%	1.8
Total	100.0%	3.79%	3.6

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	61.7%	2.98%	2.8
Total secured debt	38.3%	5.10%	4.9
Total	100.0%	3.79%	3.6

Total fixed-rate debt (1)	96.5%	3.85%	3.6
Total variable-rate debt	3.5%	2.32%	2.2
Total	100.0%	3.79%	3.6

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Includes $1.3 billion of variable-rate debt fixed by way of interest rate swap agreement.

(2)	Balance represents 42.8 million shares outstanding at March 31, 2016 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q1 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q1 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of March 31, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	132,739	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	9/1/2020	100,981	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.38%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,030	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.91%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
US Bank National Association	8/11/2029	47,311	7.23%		7.23%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.79%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	43,700	6.03%		6.03%	I/O
People's United Bank	4/1/2021	42,500	5.55%		5.55%	I/O through 05/01/2016, then P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,235	5.71%		5.71%	P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
LaSalle Bank National Association	7/1/2016	38,051	10.68%	(4)	10.68%	P&I
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	29,006	1mo. Libor + 2.75%	(3)	4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O
PNC Bank, National Association	9/1/2022	28,114	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q1 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of March 31, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Bank of America, N.A.	9/1/2017	$24,134	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/3/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
German American Capital Corp	6/6/2022	19,441	4.60%		4.60%	P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,117	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
US Bank National Association	5/1/2016	14,613	5.84%		5.84%	P&I
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
Wells Fargo Bank, National Association	3/20/2023	13,639	3.23%		3.23%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
US Bank National Association	7/1/2016	12,722	6.05%		6.05%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/29/2016	11,715	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,281	5.50%		5.50%	P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,137	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,653	3.95%		3.95%	P&I
Wachovia Bank, National Association	6/11/2016	8,625	6.56%		6.56%	I/O
Amegy Bank, National Association	8/31/2016	8,444	1mo. Libor + 2.95%		3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	7,342	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,551	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%	(3)	3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Capital Lease Funding, LLC	7/15/2018	1,642	7.20%		7.20%	P&I
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
US Bank National Association	4/15/2019	1,473	5.40%		5.40%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
US Bank National Association	12/11/2016	1,250	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q1 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance As Of March 31, 2016	Coupon Rate	Effective Rate (1)	Payment Terms (2)
Transamerica Life Insurance Company	8/1/2030	$372	5.93%	5.93%	P&I
		$2,967,303		5.09%
___________________________________

(1)	Represents interest rate in effect at March 31, 2016. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)	Variable-rate loan fixed by way of interest rate swap agreement.

(4)
The Company was in default under this loan agreement due to the failure to pay a reserve required per the loan agreement. As such, the Company is accruing interest at the default rate of interest of 10.68% per annum. The Company is engaged with the servicer to complete foreclosure proceedings.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q1 2016 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of March 31, 2016, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	March 31, 2016
Minimum tangible net worth	≥ $5.5B	$8.7B
Ratio of total indebtedness to total asset value	≤ 60%	46.2%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.75x
Ratio of secured indebtedness to total asset value	≤ 45%	17.4%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	44.1%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.66x
Minimum unencumbered asset value	≥ $8.0B	$10.9B

Corporate Bond Key Covenants	Required	March 31, 2016
Limitation on incurrence of total debt	≤ 65%	46.5%
Limitation on incurrence of secured debt	≤ 40%	18.1%
Debt service coverage	≥ 1.5x	3.47x
Maintenance of total unencumbered assets	≥ 150%	229.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q1 2016 SUPPLEMENTAL INFORMATION

Acquisitions and Development Projects (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended March 31, 2016.

Property	Location	Square Feet	Purchase Price	Cash Cap Rate	Remaining Lease Term (Years)
FedEx	Menomonee, WI	203	$19,952	7.1%	14.5

Development Projects
The following table provides a summary of our development projects at March 31, 2016. During the three months ended March 31, 2016, the Company capitalized $0.9 million of additional development costs and placed $6.9 million of development projects into service.

Description	Number of Properties	Estimated Completion Date	Investment to Date	Remaining Estimated Investment	Estimated Cash Cap Rate (1)
Build-to-suits
Family Dollar Portfolio	2	Q2 2016	$2,150	$1,354	7.3%
Redevelopment(2)
FedEx Expansions	4	Q3 2016	10,579	3,209	8.8%
Total			$12,729	$4,563
___________________________________

(1)	Rent will commence in accordance with the respective lease agreement. In general, rent commences upon delivery of the space to the tenant.

(2)
Excludes tenant improvement costs incurred in accordance with existing leases. As of March 31, 2016, $3.2 million of tenant improvement costs were included in land and construction in progress in the consolidated financial statements.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q1 2016 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, square feet and dollars in thousands)

Dispositions

The following table shows the 59 properties that were disposed of and the related gains/losses during the three months ended March 31, 2016.

Property	Number of Properties	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (Loss)(2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
Clorox office (5)	1	Pleasanton, CA	343	15.0	5.9%	$102,150	$10,198	(5)	$10,198
Walmart freezer	1	Riverside, CA	496	10.1	5.9%	105,000	19,407	(6,854)	12,553
FedEx	3	Various	36	9.1	6.4%	6,309	1,984	(403)	1,581
Walgreens	3	Various	44	18.6	5.8%	18,255	3,150	(1,185)	1,965
CVS	2	Various	29	17.2	5.6%	14,241	2,353	(928)	1,425
Restaurants (6)	44	Various	172	6.5	8.6%	45,854	3,326	(1,752)	1,574
Vacant	5	Various	30	—	N/A	3,383	(25)	(202)	(227)
Other (7)	—		—	—	—	—	496	(2,192)	(1,696)
Total	59		1,150	12.2	6.3%	$295,192	$40,889	$(13,516)	$27,373
___________________________________

(1)	Represents the remaining lease term from the date of sale.

(2)	Equals sale price less GAAP net book value and selling costs.

(3)
In accordance with GAAP, the Company allocated a portion of the REI segment goodwill to the respective sold property to calculate the GAAP gain (loss). See Note 4 – Goodwill and Other Intangibles of our Quarterly Report on Form 10-Q for the three months ended March 31, 2016 for a further description of our goodwill allocation methodology.

(4)	Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.

(5)
This property was owned by an unconsolidated joint venture, in which the Company held a 90% interest. Data presented represents the Company's pro rata share of the gross sales price of $113.5 million. The Company does not allocate goodwill to unconsolidated entities.

(6)
Includes a Red Lobster property sold under an agreement with the tenant, in which the tenant received a portion of the sales proceeds. The cash cap rate on the sale price of $4.3 million was 6.0%. The cash cap rate on the net sale price of $3.7 was 7.0%.

(7)	Represents proceeds received and net GAAP gains/losses recorded for condemnations, easements, held for sale assets and post-close adjustments.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Properties owned	4,378
Rentable square feet	99,015
Economic occupancy rate	98.6%
Weighted-average remaining lease term (years)	10.4
Investment-Grade Tenants	42.1%
Flat leases	21.4%
NNN leases	62.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q1 2016 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,015	3.1%	$117,662	9.4%	B-
Walgreens	118	1,712	1.7%	42,873	3.4%	BBB
Family Dollar	192	3,469	3.5%	38,115	3.0%	BB+
FedEx	56	3,919	4.0%	36,245	2.9%	BBB
Dollar General	405	3,748	3.8%	34,292	2.7%	BBB
CVS	105	1,474	1.5%	34,265	2.7%	BBB+
Albertson's	33	1,923	1.9%	23,633	1.9%	B+
General Service Administration	23	1,021	1.0%	23,366	1.9%	AA+
Citizens Bank	177	894	0.9%	21,131	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
Total	1,143	23,398	23.7%	$391,141	31.2%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	386	5,792	5.9%	$208,137	16.6%
Manufacturing	70	19,936	20.1%	127,235	10.1%
Restaurants - Quick Service	908	4,076	4.1%	114,529	9.1%
Retail - Pharmacy	263	3,894	3.9%	90,891	7.2%
Retail - Discount	625	10,061	10.2%	90,660	7.2%
Finance	307	3,097	3.1%	66,217	5.3%
Professional Services	70	4,215	4.3%	59,539	4.7%
Retail - Grocery & Supermarket	84	5,450	5.5%	57,092	4.6%
Retail - Home & Garden	100	7,479	7.6%	53,062	4.2%
Logistics	64	5,406	5.5%	45,921	3.7%
Total	2,877	69,406	70.2%	$913,283	72.7%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	597	11,576	11.7%	$165,178	13.2%
Illinois	183	6,235	6.3%	80,448	6.4%
Florida	272	4,911	5.0%	70,498	5.6%
California	87	4,234	4.3%	60,451	4.8%
Pennsylvania	172	5,808	5.9%	58,637	4.7%
Ohio	292	5,742	5.8%	55,370	4.4%
Georgia	215	4,015	4.1%	49,765	4.0%
Indiana	139	5,905	6.0%	44,892	3.6%
North Carolina	179	3,918	4.0%	40,359	3.2%
Michigan	191	2,483	2.5%	38,639	3.1%
Total	2,327	54,827	55.6%	$664,237	53.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q1 2016 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	119	5,683	5.7%	$70,318	5.6%
Dallas, TX	122	3,791	3.8%	57,342	4.6%
Houston, TX	99	2,886	2.9%	31,997	2.6%
Atlanta, GA	96	2,736	2.8%	29,168	2.3%
Philadelphia, PA	53	2,039	2.1%	28,735	2.3%
New York, NY	25	1,132	1.1%	25,709	2.1%
Phoenix, AZ	48	1,613	1.6%	25,232	2.0%
Boston, MA	28	1,819	1.8%	24,953	2.0%
Washington, DC	32	890	0.9%	20,602	1.6%
Indianapolis, IN	40	2,693	2.7%	20,017	1.6%
Total	662	25,282	25.4%	$334,073	26.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q1 2016 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,015	3.1%	$117,662	9.4%	B-
Walgreens	118	1,712	1.7%	42,873	3.4%	BBB
Family Dollar	192	3,469	3.5%	38,115	3.0%	BB+
FedEx	56	3,919	4.0%	36,245	2.9%	BBB
Dollar General	405	3,748	3.8%	34,292	2.7%	BBB
CVS	105	1,474	1.5%	34,265	2.7%	BBB+
Albertson's	33	1,923	1.9%	23,633	1.9%	B+
General Service Administration	23	1,021	1.0%	23,366	1.9%	AA+
Citizens Bank	177	894	0.9%	21,131	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
AON	8	1,203	1.2%	18,154	1.4%	A-
Petsmart	12	858	0.9%	17,610	1.4%	B+
Goodyear	10	4,728	4.8%	16,550	1.3%	BB
Tractor Supply	58	1,213	1.2%	15,709	1.3%	NR
Home Depot	12	2,162	2.2%	14,253	1.1%	A
Amazon	3	3,048	3.1%	14,159	1.1%	AA-
L.A. Fitness	15	656	0.7%	12,723	1.0%	B
Total	1,261	37,267	37.8%	$500,299	39.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.4%	$4,011	0.3%
Agricultural	2	138	0.1%	1,245	0.1%
Education	4	1,288	1.3%	5,812	0.5%
Entertainment & Recreation	21	848	0.8%	15,997	1.3%
Finance	307	3,097	3.1%	66,217	5.3%
Government & Public Services	31	1,280	1.3%	30,691	2.5%
Healthcare	83	1,666	1.7%	30,013	2.4%
Information & Communication	15	508	0.5%	8,243	0.7%
Insurance	15	1,698	1.7%	33,699	2.7%
Logistics	64	5,406	5.5%	45,921	3.7%
Manufacturing	70	19,936	20.1%	127,235	10.1%
Mining & Natural Resources	16	745	0.7%	14,777	1.2%
Other Services	30	4,767	4.8%	17,387	1.4%
Professional Services	70	4,215	4.3%	59,539	4.7%
Real Estate	4	59	0.1%	936	0.1%
Rental	10	713	0.7%	6,734	0.5%
Restaurants - Casual Dining	386	5,792	5.9%	208,137	16.6%
Restaurants - Quick Service	908	4,076	4.1%	114,529	9.1%
Retail - Apparel & Jewelry	14	1,401	1.4%	15,268	1.2%
Retail - Department Stores	13	965	1.0%	8,015	0.6%
Retail - Discount	625	10,061	10.2%	90,660	7.2%
Retail - Electronics & Appliances	22	676	0.7%	9,202	0.7%
Retail - Gas & Convenience	127	527	0.5%	27,375	2.2%
Retail - Grocery & Supermarket	84	5,450	5.5%	57,092	4.6%
Retail - Hobby, Books & Music	9	340	0.3%	2,978	0.2%
Retail - Home & Garden	100	7,479	7.6%	53,062	4.2%
Retail - Home Furnishings	40	492	0.5%	7,828	0.6%
Retail - Internet	3	3,048	3.1%	14,159	1.1%
Retail - Motor Vehicle	167	1,197	1.2%	21,977	1.8%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	0.9%	18,444	1.5%
Retail - Pharmacy	263	3,894	3.9%	90,891	7.2%
Retail - Specialty (Other)	23	561	0.6%	6,156	0.5%
Retail - Sporting Goods	20	1,186	1.2%	14,246	1.2%
Retail - Warehouse Clubs	7	2,631	2.7%	22,673	1.8%
Other	13	76	0.1%	1,486	0.1%
Total	3,590	97,624	98.6%	$1,253,790	100.0%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	153	1,742	1.8%	$30,678	2.5%
Alaska	3	25	—%	774	0.1%
Arizona	78	2,321	2.3%	35,515	2.8%
Arkansas	102	1,025	1.0%	12,814	1.0%
California	87	4,234	4.3%	60,451	4.8%
Colorado	51	1,762	1.8%	28,098	2.2%
Connecticut	19	91	0.1%	2,290	0.2%
Delaware	11	93	0.1%	2,028	0.2%
District of Columbia	1	3	—%	—	—%
Florida	272	4,911	5.0%	70,498	5.6%
Georgia	215	4,015	4.1%	49,765	4.0%
Idaho	19	142	0.1%	3,411	0.3%
Illinois	183	6,235	6.3%	80,448	6.4%
Indiana	139	5,905	6.0%	44,892	3.6%
Iowa	53	1,609	1.6%	13,970	1.1%
Kansas	47	2,438	2.5%	15,231	1.2%
Kentucky	88	2,191	2.2%	25,211	2.0%
Louisiana	98	1,625	1.6%	22,101	1.8%
Maine	25	648	0.7%	8,544	0.7%
Maryland	31	854	0.9%	16,659	1.3%
Massachusetts	39	2,579	2.6%	30,170	2.4%
Michigan	191	2,483	2.5%	38,639	3.1%
Minnesota	44	561	0.6%	7,978	0.6%
Mississippi	78	1,826	1.8%	15,739	1.3%
Missouri	163	1,852	1.9%	25,390	2.0%
Montana	10	124	0.1%	2,060	0.2%
Nebraska	22	766	0.8%	11,560	0.9%
Nevada	28	717	0.7%	8,240	0.7%
New Hampshire	20	254	0.3%	4,402	0.4%
New Jersey	35	1,668	1.7%	36,292	2.9%
New Mexico	53	944	1.0%	13,123	1.1%
New York	88	1,755	1.8%	32,302	2.6%
North Carolina	179	3,918	4.0%	40,359	3.2%
North Dakota	12	201	0.2%	4,107	0.3%
Ohio	292	5,742	5.8%	55,370	4.4%
Oklahoma	82	2,081	2.1%	25,542	2.0%
Oregon	16	317	0.3%	5,693	0.5%
Pennsylvania	172	5,808	5.9%	58,637	4.7%
Rhode Island	14	215	0.2%	3,660	0.3%
South Carolina	121	3,356	3.4%	30,042	2.4%
South Dakota	12	150	0.2%	1,710	0.1%
Tennessee	118	3,370	3.4%	31,291	2.5%
Texas	597	11,576	11.7%	165,178	13.2%
Utah	12	115	0.1%	2,503	0.2%
Vermont	7	23	—%	472	—%
Virginia	115	2,076	2.1%	33,682	2.7%
Washington	24	465	0.5%	9,394	0.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
West Virginia	42	248	0.3%	6,308	0.5%
Wisconsin	85	1,659	1.7%	18,696	1.5%
Wyoming	10	65	0.1%	1,668	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.2%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.3%
Saskatchewan	2	17	—%	828	0.1%
Total	4,378	99,015	100.0%	$1,253,790	100.0%
Percentages based on annualized rental income.

Number of Properties by Region

Canada: 19 Properties, 0.6% | Puerto Rico: 3 Properties, 0.2%

PACIFIC NORTHWEST
82 Properties
1.8%
NORTHEAST
258 Properties
9.6%
MIDWEST
951 Properties
21.0%
MID-ATLANTIC
741 Properties
15.6%
PACIFIC SOUTHWEST
309 Properties
11.8%
SOUTHWEST
879 Properties
18.0%
SOUTHEAST
1,136 Properties
21.4%
PR

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2016	111	3,131	3.2%	$25,388	2.0%
2017	233	4,674	4.7%	52,150	4.1%
2018	229	3,736	3.8%	41,339	3.3%
2019	183	3,355	3.4%	57,294	4.6%
2020	251	4,651	4.7%	53,139	4.1%
2021	177	11,068	11.2%	86,105	7.0%
2022	249	9,744	9.9%	84,405	6.9%
2023	226	6,662	6.7%	87,823	7.0%
2024	177	9,204	9.3%	107,386	8.5%
2025	273	4,469	4.5%	62,583	5.0%
Thereafter	1,481	36,930	37.2%	596,178	47.5%
Total	3,590	97,624	98.6%	$1,253,790	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2016
Single-tenant retail	9	108	0.1%	$1,045	0.1%
Anchored shopping centers	14	72	0.1%	956	0.1%
Restaurant	69	318	0.3%	5,509	0.4%
Industrial & Distribution	6	2,161	2.2%	9,203	0.7%
Office	11	472	0.5%	8,656	0.7%
Other(1)	2	—	—%	19	—%
Total Remaining 2016	111	3,131	3.2%	$25,388	2.0%

2017
Single-tenant retail	100	588	0.6%	$13,663	1.1%
Anchored shopping centers	32	152	0.2%	2,656	0.2%
Restaurant	68	515	0.5%	9,078	0.7%
Industrial & Distribution	10	2,488	2.5%	11,272	0.9%
Office	21	931	0.9%	15,399	1.2%
Other(1)	2	—	—%	82	—%
Total 2017	233	4,674	4.7%	$52,150	4.1%

2018
Single-tenant retail	73	957	1.0%	$13,849	1.1%
Anchored shopping centers	30	304	0.3%	4,213	0.3%
Restaurant	98	357	0.4%	8,488	0.7%
Industrial & Distribution	13	1,778	1.8%	7,285	0.6%
Office	13	341	0.3%	7,486	0.6%
Other(1)	2	—	—%	18	—%
Total 2018	229	3,736	3.8%	$41,339	3.3%

2019
Single-tenant retail	55	1,311	1.3%	$15,295	1.2%
Anchored shopping centers	26	243	0.3%	3,603	0.3%
Restaurant	79	442	0.5%	9,715	0.8%
Industrial & Distribution	3	137	0.1%	1,275	0.1%
Office	20	1,222	1.2%	27,406	2.2%
Other(1)	—	—	—%	—	—%
Total 2019	183	3,355	3.4%	$57,294	4.6%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2020
Single-tenant retail	85	1,098	1.1%	$13,941	1.1%
Anchored shopping centers	15	138	0.1%	1,771	0.1%
Restaurant	118	459	0.5%	9,277	0.7%
Industrial & distribution	8	1,591	1.6%	6,319	0.5%
Office	24	1,365	1.4%	21,830	1.7%
Other(1)	1	—	—%	1	—%
Total 2020	251	4,651	4.7%	$53,139	4.1%

2021
Single-tenant retail	65	1,255	1.3%	$19,732	1.6%
Anchored shopping centers	11	121	0.1%	1,953	0.2%
Restaurant	62	238	0.3%	7,118	0.6%
Industrial & distribution	17	7,673	7.7%	27,390	2.2%
Office	22	1,780	1.8%	29,912	2.4%
Other(1)	—	—	—%	—	—%
Total 2021	177	11,067	11.2%	$86,105	7.0%

2022
Single-tenant retail	158	2,135	2.2%	$28,530	2.3%
Anchored shopping centers	5	66	0.1%	1,333	0.1%
Restaurant	43	366	0.4%	8,144	0.7%
Industrial & distribution	27	5,671	5.7%	20,627	1.7%
Office	15	1,505	1.5%	25,756	2.1%
Other(1)	1	—	—%	15	—%
Total 2022	249	9,743	9.9%	$84,405	6.9%

2023
Single-tenant retail	125	1,893	1.9%	$23,582	1.9%
Anchored shopping centers	7	130	0.1%	2,653	0.2%
Restaurant	51	302	0.3%	7,090	0.6%
Industrial & distribution	17	2,652	2.7%	18,399	1.5%
Office	26	1,685	1.7%	36,099	2.8%
Other(1)	—	—	—%	—	—%
Total 2023	226	6,662	6.7%	$87,823	7.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2024
Single-tenant retail	86	2,111	2.1%	$27,396	2.2%
Anchored shopping centers	3	14	—%	332	—%
Restaurant	48	257	0.4%	6,655	0.5%
Industrial & Distribution	12	3,509	3.5%	15,482	1.2%
Office	27	3,313	3.3%	57,482	4.6%
Other(1)	1	—	—%	39	—%
Total 2024	177	9,204	9.3%	$107,386	8.5%

2025
Single-tenant retail	178	1,730	1.7%	$30,603	2.4%
Anchored shopping centers	2	10	—%	160	—%
Restaurant	61	281	0.3%	8,249	0.7%
Industrial & Distribution	11	1,902	1.9%	13,694	1.1%
Office	21	546	0.6%	9,877	0.8%
Other(1)	—	—	—%	—	—%
Total 2025	273	4,469	4.5%	$62,583	5.0%

Thereafter
Single-tenant retail	836	16,693	16.9%	$234,219	18.7%
Anchored shopping centers	16	423	0.4%	4,142	0.3%
Restaurant	551	6,183	6.2%	240,202	19.2%
Industrial & distribution	45	11,430	11.5%	72,781	5.8%
Office	32	2,202	2.2%	44,419	3.5%
Other(1)	1	—	—%	415	—%
Total Thereafter	1,481	36,930	37.2%	$596,178	47.5%

Total Remaining Lease Expirations	3,590	97,623	98.6%	$1,253,790	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,193	62,355	63.0%	$851,315	67.9%
CPI	262	8,611	8.7%	134,486	10.7%
Flat	1,135	26,658	26.9%	267,989	21.4%
Total	3,590	97,624	98.6%	$1,253,790	100.0%

Rent Escalations by Property Type

Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$422
$156
$75
$191
$24
$319
$22
$25
$272
$204
50
143
$284
$27
$23
$234
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q1 2016 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,577	57,353	57.9%	$785,588	62.7%
NN	956	38,446	38.8%	421,808	33.6%
Other (1)	57	1,825	1.9%	46,394	3.7%
Total	3,590	97,624	98.6%	$1,253,790	100.0%
___________________________________

(1)	Includes gross, modified gross, billboard and month-to-month leases.

Tenant Expense Obligation by Property Type

$500
$400
$300
$200
$100
$0
Annualized Rental Income (in millions)
$423
$123
$299
$24
$320
$318
$204
$101
$103
$285
$46
$175
$64
Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,028	29,881	30.2%	$421,855	33.6%
Anchored shopping centers	20	1,725	1.7%	23,772	1.9%
Restaurant	1,979	9,871	10.0%	319,525	25.4%
Industrial & Distribution	172	41,073	41.5%	203,727	16.4%
Office	166	16,465	16.6%	284,322	22.7%
Other(1)	13	—	—%	589	—%
Total	4,378	99,015	100.0%	$1,253,790	100.0%
___________________________________
(1) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of single-tenant retail properties	2,028
Rentable square feet	29,881
Economic occupancy rate	100.0%
Weighted-average remaining lease term	10.6
Investment grade tenants	49.6%
Flat leases	37.0%
NNN leases	70.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Anchored Shopping Centers (unaudited, percentages based on Annualized Rental Income of the anchored shopping center properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of anchored shopping centers	20
Rentable square feet	1,725
Economic occupancy rate	97.0%
Weighted-average remaining lease term	5.3
Investment grade tenants	32.9%
Flat leases	50.3%
NNN leases	7.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of restaurant properties	1,979
Rentable square feet	9,871
Economic occupancy rate	98.4%
Weighted-average remaining lease term	14.7
Investment grade tenants	3.0%
Flat leases	6.9%
NNN leases	99.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial and distribution properties	172
Rentable square feet	41,073
Economic occupancy rate	99.8%
Weighted-average remaining lease term	8.5
Investment grade tenants	56.1%
Flat leases	24.8%
NNN leases	50.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q1 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	166
Rentable square feet	16,465
Economic occupancy rate	93.3%
Weighted-average remaining lease term	6.8
Investment grade tenants	65.5%
Flat leases	9.6%
NNN leases	22.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q1 2016 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of March 31, 2016:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,007	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,226	25,894	Publix, Belk
Total			$50,429	512	6,233	46,294

Company's aggregate interest					$4,407	$33,505
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)
Debt represents secured fixed and variable rates ranging from 2.8% to 5.2% and maturities ranging from October 2016 to July 2021, with a weighted-average interest rate of 3.9% as of March 31, 2016 and a weighted-average years to maturity of 2.6 years as of March 31, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Cole Capital

COLE CAPITAL

FedEx
7000
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
REDHEAD
Bass Pro Shops
Outpost
KOHL'S
Walgreens
PHARMACY

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT

Quarterly Supplemental Information
First Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q1 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenues:
Offering-related fees and reimbursements	$12,391	$9,927	$5,850	$5,516	$3,117
Transaction service fees and reimbursements	2,384	5,413	7,400	7,036	10,260
Management fees and reimbursements	16,458	17,973	14,296	13,977	14,117
Total Cole Capital revenues	31,233	33,313	27,546	26,529	27,494
Operating Expenses:
Cole Capital reallowed fees and commissions	8,068	6,558	3,896	3,710	2,031
Acquisition related	25	61	74	—	459
General and administrative	17,172	32,514	16,994	17,131	17,736
Depreciation and amortization	8,317	5,006	8,384	8,391	8,353
Impairment of intangible assets	—	213,339	—	—	—
Total operating expenses	33,582	257,478	29,348	29,232	28,579
Operating (loss) income	(2,349)	(224,165)	(1,802)	(2,703)	(1,085)
Total other income, net	494	410	465	392	1,219
(Loss) income before taxes	(1,855)	(223,755)	(1,337)	(2,311)	134
Benefit from (provision for) income taxes	1,309	37,485	738	1,869	(220)
Net loss	$(546)	$(186,270)	$(599)	$(442)	$(86)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q1 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net loss	$(546)	$(186,270)	$(599)	$(442)	$(86)
FFO attributable to common stockholders and limited partners	(546)	(186,270)	(599)	(442)	(86)

Acquisition related expenses	25	61	74	—	459
Impairment of intangible assets	—	213,339	—	—	—
Amortization of management contracts	7,451	3,373	7,510	7,510	7,510
Deferred tax benefit (1)	(1,457)	(38,695)	(5,701)	(3,874)	(3,972)
Equity-based compensation expense	931	2,471	2,943	2,998	416
Other amortization and non-cash charges	743	1,539	782	776	735
AFFO attributable to common stockholders and limited partners	$7,147	$(4,182)	$5,009	$6,968	$5,062

Weighted-average shares outstanding - basic	903,825,726	903,638,159	903,461,323	903,339,143	902,996,270
Effect of dilutive securities (2)	26,354,148	25,729,149	25,995,886	26,348,273	26,157,663
Weighted-average shares outstanding - diluted (3)	930,179,874	929,367,308	929,457,209	929,687,416	929,153,933

FFO attributable to common stockholders and limited partners per diluted share	$(0.001)	$(0.200)	$(0.001)	$—	$0.000
AFFO attributable to common stockholders and limited partners per diluted share	$0.008	$(0.004)	$0.005	$0.007	$0.005
___________________________________

(1)	This adjustment represents the non-current portion of the tax benefit recognized in net loss in order to show only the current portion of the benefit or provision as an impact to AFFO.

(2)	Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares of common stock and certain unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q1 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net loss	$(546)	$(186,270)	$(599)	$(442)	$(86)
Adjustments:
Depreciation and amortization	8,317	5,006	8,384	8,391	8,353
(Benefit from) provision for income taxes	(1,309)	(37,485)	(738)	(1,869)	220
EBITDA	$6,462	$(218,749)	$7,047	$6,080	$8,487
Impairment of intangible assets	—	213,339	—	—	—
Acquisition related expenses	25	61	74	—	459
Program development costs write-off	—	11,295	—	—	—
Other amortization and non-cash charges	(123)	(94)	(92)	(105)	(108)
Normalized EBITDA	$6,364	$5,852	$7,029	$5,975	$8,838

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q1 2016 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Cole REITs.

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Cole Capital revenue, net of reallowed fees and commissions	$23,165	$26,755	$23,650	$22,819	$25,463
Less: Expense reimbursements from Cole REITs recorded as revenue	7,515	8,094	4,549	4,828	3,715
Net Cole Capital Revenue	15,650	18,661	19,101	17,991	21,748
Other income	494	410	465	392	1,219
Net Cole Capital Revenue and other income	$16,144	$19,071	$19,566	$18,383	$22,967

Total consolidated general and administrative expenses	$29,400	$49,160	$32,842	$33,958	$33,106
Less: REI segment general and administrative expenses	12,228	16,646	15,848	16,827	15,370
Cole Capital general and administrative expenses	17,172	32,514	16,994	17,131	17,736
Less:
Expenses reimbursed from Cole REITs	7,515	8,094	4,549	4,828	3,715
Net Cole Capital G&A expense	9,657	24,420	12,445	12,303	14,021
Expenses incurred recorded as program development costs	3,433	(5,840)	3,002	3,728	4,042
Normalized Net Cole Capital G&A expense	$13,090	$18,580	$15,447	$16,031	$18,063

Normalized EBITDA Margin	39.4%	30.7%	35.9%	32.5%	38.5%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	81.1%	97.4%	78.9%	87.2%	78.6%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q1 2016 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	March 31, 2016	December 31, 2015		September 30, 2015	June 30, 2015	March 31, 2015
Beginning Balance	12,855	$20,878		$19,006	$16,322	$12,871
Expenses incurred	6,474	8,802		5,054	6,033	6,732
Offering-related reimbursement revenue	(2,710)	(2,183)		(1,130)	(1,044)	(591)
Reserve for uncollectible amounts and write-offs(2)	(3,041)	(14,642)	(3)	(2,052)	(2,305)	(2,690)
Ending Balance	$13,578	$12,855		$20,878	$19,006	$16,322
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section on page 56), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)	Reserves for estimated uncollectible amounts are recorded as a general and administrative expense in the respective period.

(3)
In connection with the evaluation of the Cole Capital segment for impairment, the Company reassessed the expected collectability of the program development costs based on assumptions used to calculate these impairments and recorded additional reserves for uncollectible amounts.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of March 31, 2016:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$249,541	$10,110	116	$498,912	$296,350
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	231,867	7,456	79	284,018	109,494
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	491,060	17,102	30	891,896	468,565
Total Open Programs	972,468	34,668	225	1,674,826	874,409

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	271,696	879	4,724,221	2,129,188
Other Programs(4)	—	—	42	428,838	206,887
Total Closed Programs	2,915,961	271,696	921	5,153,059	2,336,075

Total	$3,888,429	$306,364	1,146	$6,827,885	$3,210,484
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Number of investments includes properties owned through consolidated and unconsolidated joint ventures.

(4)	Other Programs include tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs and other real estate programs as of March 31, 2016:

Program (1)	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by VEREIT	Offering Price/NAV		Annualized Distribution
CCPT V	Retail	3/17/2014	1.14%	$25.00	(2)	6.30%
INAV	Diversified	12/6/2011 (3)	0.12%	(4) (5)		(5)
CCIT II	Office and industrial	9/17/2013	0.58%	$10.00	(2)	6.30%
Closed Programs (6)	Various	Prior to 2012	less than 0.01%	Various		Various
___________________________________

(1)	In addition to Cole Capital's programs noted above, the Company filed a Registration Statement on Form S-11 on January 26, 2016 for a new program, which is not yet effective.

(2)	Commencing on April 11, 2016, CCPT V and CCIT II announced an estimated per share NAV of $24.00 and $10.00, respectively.

(3)
On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.

(4)
The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.

(5)	Calculated using a daily distribution rate per share and NAV per share, for each share class, as of the close of business on March 31, 2016:
:

Share Class	Date of Offering	NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	$18.24	$0.002678661	5.36%
A Shares	10/10/13	$18.17	$0.002669440	5.36%
I Shares	11/19/13	$18.31	$0.002689237	5.36%

(6)	Includes CCPT IV, TIC programs, DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary
The following table shows fee summary information for the Cole REITs and other real estate programs as of March 31, 2016:

	Offering Fees		Transaction Fees				Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Fees (3)	Disposition Fees	Liquidation Performance Fees		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
INAV	(4)	(4)	—%	—%	N/A		0.90%		25%	(7)
CCIT II	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%

Closed Programs
CCPT IV	7%	2%	2%	1%	15%	(6)	0.65% - 0.75%	(5)	—%
Other Programs	N/A	N/A	Various	Various			Various		Various
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)	Percent taken on gross purchase price.

(4)
In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—

(5)	Annualized fee based on the average monthly invested assets.

(6)
Performance fee paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).

(7)	Performance fee paid on the amount in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended March 31, 2016 :

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired	Purchase Price of Acquisitions (3)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$26,099	$1,938	4	$27,614	—	$—
INAV	30,773	1,161	2	17,683	—	—
CCIT II	87,748	3,677	—	—	—	—
Total Open Programs	144,620	6,776	6	45,297	—	—

Closed Programs:
CCPT IV	—	27,605	7	56,778	—	—
Other Programs(4)	—	—	—	—	1	9,380
Total Closed Programs	—	27,605	7	56,778	1	9,380

Total	$144,620	$34,381	13	$102,075	1	$9,380
___________________________________

(1)	Capital raised represents gross proceeds, excluding DRIP shares issued.

(2)	DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

(4)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended March 31, 2016 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$2,738	$691	$1,643	$5,072
INAV	923	274	951	2,148
CCIT II	8,730	121	2,394	11,245
Gross revenue - Open Programs	12,391	1,086	4,988	18,465
Less:
Reallowed revenues	8,068	—	—	8,068
Reimbursements	2,710	534	1,991	5,235
Net Cole Capital Revenue - Open Programs	1,613	552	2,997	5,162

Closed Programs:
CCPT IV	—	1,298	11,185	12,483
Other Programs	—	—	285	285
Gross revenue - Closed Programs	—	1,298	11,470	12,768
Less:
Reimbursements	—	148	2,132	2,280
Net Cole Capital Revenue - Closed Programs	—	1,150	9,338	10,488

Total Net Cole Capital Revenue	$1,613	$1,702	$12,335	$15,650

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 59

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Capital raised (excluding DRIP)	$144,620	$116,634	$66,603	$58,236	$29,784

Securities commissions	7,041	5,756	3,328	3,243	1,774
Dealer manager fees	2,640	1,988	1,258	1,168	717
Reimbursement revenue	2,710	2,183	1,264	1,105	626
Gross offering-related revenue	12,391	9,927	5,850	5,516	3,117
Less:
Reallowed securities commissions	7,041	5,756	3,328	3,243	1,774
Reallowed dealer manager and distribution fees	1,027	802	568	467	257
Reimbursement revenue	2,710	2,183	1,264	1,105	626
Net offering-related revenue	$1,613	$1,186	$690	$701	$460
Transaction service revenue

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Purchase price of acquisitions(1)	$102,075	$236,398	$315,301	$214,694	$225,814

Acquisition fees	1,702	3,829	6,233	4,192	4,488
Performance fees	—	—	—	—	—
Disposition fees	—	1,013	764	2,224	5,201
Reimbursement revenue	682	571	403	620	571
Gross transaction service revenue	2,384	5,413	7,400	7,036	10,260
Less: Reimbursement revenue	682	571	403	620	571
Net transaction service revenue	$1,702	$4,842	$6,997	$6,416	$9,689
_______________________________________________
(1) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

Management service revenue

	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets under management	$6,827,885	$6,740,911	$6,561,950	$6,286,402	$6,084,979

Asset and property management and leasing fees	285	359	416	371	426
Advisory and performance fee revenue	12,050	12,274	10,998	10,503	11,173
Reimbursement revenue	4,123	5,340	2,882	3,103	2,518
Gross management service revenue	16,458	17,973	14,296	13,977	14,117
Less: Reimbursement revenue	4,123	5,340	2,882	3,103	2,518
Net management service revenue	$12,335	$12,633	$11,414	$10,874	$11,599

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 60

Q1 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 61

Q1 2016 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent.

Assets under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended March 31, 2016 and 2015 (dollar amounts in thousands):

	Three Months Ended March 31,
	2016	2015
Rental income - as reported	$313,971	$342,759
Direct financing lease income - as reported	569	741
Adjustments:
Straight line rent	(13,951)	(19,107)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,296	1,007
Net direct financing lease adjustments	559	495
Other non-contract rental revenue	(39)	(17)
Contract Rental Revenue	$302,405	$325,878

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

VEREIT, Inc. | WWW.VEREIT.COM | 62

Q1 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Economic Occupancy equals the sum of square feet leased (including month-to-month agreements) divided by total square feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.
In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, litigation and other non-routine transactions costs, gains or losses on sale of investment securities or loans held for investment, insurance recoveries and legal settlements. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gain or loss on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

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Q1 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

For all of these reasons, we believe FFO and AFFO, in addition to net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.
AFFO may provide investors with a view of our future performance. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a calculation to show the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.

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Q1 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes income from discontinued operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to net income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Total Debt is the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums, discounts and deferred financing costs.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

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